SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 25, 2005

POSITRON CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Texas (State or Other Jurisdiction of Incorporation)	000-24092 (Commission File Number)	76-0083622 (I.R.S. Employer Identification No.)

1304 Langham Creek Drive, Suite 300, Houston, Texas (Address of Principal Executive Offices)	77084 (Zip Code)

(281) 492-7100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On July 25, 2005 Positron Corporation (the “Corporation”) received a letter of resignation from Mario Silva as a director of the Corporation. Mr. Silva also served on the Corporation’s audit committee and compensation committee. The reasons for Mr. Silva’s resignation are set forth in his letter of resignation which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

Exhibit 99.1	Resignation letter of Mario Silva dated July 21, 2005.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Date: July 27, 2005

POSITRON CORPORATION By: /s/ Gary H. Brooks —————————————— Gary H. Brooks President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Resignation letter of Mario Silva dated July 21, 2005	99.1-1